Exhibit 10.2

EXECUTION VERSION

AMENDMENT NO. 3 TO CREDIT AGREEMENT

AMENDMENT NO. 3 TO CREDIT AGREEMENT dated as of March 18, 2015 (this “Amendment”) to the Credit Agreement dated as of August 27, 2013 (as heretofore amended, the “Credit Agreement”) among BOX, INC. (the “Borrower”), the LENDERS party thereto (the “Lenders”) and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (the “Administrative Agent”).

W I T N E S S E T H :

WHEREAS, the Borrower wishes to reduce the Total Commitment under the Credit Agreement from $75,000,000 to $65,000,000 and then from $65,000,000 to $60,000,000 and amend certain other provisions of the Credit Agreement;

WHEREAS, Section 9.07 of the Credit Agreement permits the Credit Agreement to be amended from time to time by the Borrower and the Required Lenders; and

WHEREAS, the Borrower, the Administrative Agent and the Lenders identified on the signature pages hereto which collectively constitute the Required Lenders have agreed to amend certain provisions of the Credit Agreement, subject to the terms and conditions set forth herein.

NOW, THEREFORE, the parties hereto agree as follows:

SECTION 1. Defined Terms; References. Unless otherwise specifically defined herein, each term used herein that is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement. Each reference to “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference and each reference to “this Agreement” and each other similar reference contained in the Credit Agreement shall, after this Amendment becomes effective, refer to the Credit Agreement as amended hereby.

SECTION 2. Amendments. (a) Section 1.01 of the Credit Agreement is hereby amended by amending the defined term “Permitted Investments” by (i) deleting the word “and” at the end of clause (e); (ii) replacing the period at the end of clause (f) with “; and”; and (iii) adding a new clause (g) to read as follows:

“(g) other investments described in Exhibit A to the Third Amendment.”

(b) Section 1.01 of the Credit Agreement is hereby further amended by adding a new defined term “Third Amendment” to read as follows:

“Third Amendment” shall mean Amendment No. 3 to Credit Agreement dated as of March 18, 2015, by and among the Borrower, the Lenders and the Administrative Agent.”

(c) Section 1.01 of the Credit Agreement is hereby further amended by amending and restating the defined term “Total Commitment” in its entirety to read as follows:

“Total Commitment” shall mean, at any time, the aggregate amount of the Commitments as in effect at such time. The Total Commitment on March 18, 2015 is $65,000,000. The Total Commitment shall be automatically reduced, ratably in respect of the applicable Commitment of each Lender, to $60,000,000 on April 1, 2015.”;

(d) Section 6.01(d) of the Credit Agreement is hereby amended by deleting the dollar amount “$15,000,000” and replacing it with “$50,000,000”.

(e) Section 6.01(e) of the Credit Agreement is hereby amended by deleting the dollar amount “$15,000,000” and replacing it with “$50,000,000”.

(f) Section 6.01(m) of the Credit Agreement is hereby amended by deleting the dollar amount “$7,500,000” and replacing it with “$35,000,000”.

SECTION 3. Representations of Borrower. The Borrower represents and warrants that (i) the representations and warranties set forth in Article 3 of the Credit Agreement and in the other Loan Documents will be true on and as of the Amendment Effective Date (as defined below) and (ii) no Default will have occurred and be continuing on such date.

EXECUTION VERSION

SECTION 4. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

SECTION 5. Effectiveness. This Amendment shall become effective on the date (the “Amendment Effective Date”) when the Administrative Agent shall have received from each of the Borrower and the Required Lenders a counterpart hereof signed by such party or facsimile or other written confirmation (in form satisfactory to the Administrative Agent) that such party has signed a counterpart hereof; provided that, after giving effect to all Credit Events as of such date, (i) the Aggregate Exposure as of such date does not exceed $65,000,000 and (ii) the reduction in the Total Commitment from $75,000,000 to $65,000,000, as set forth in Section 2(c) of this Amendment, shall be applied ratably in respect of the applicable Commitment of each Lender.

SECTION 6. Miscellaneous. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Amendment shall constitute a Loan Document for all purposes of the Credit Agreement. In accordance with Section 9.05 of the Credit Agreement, the Borrower agrees to reimburse the Administrative Agent for its reasonable and documented out-of-pocket expenses in connection with this Agreement, including the reasonable and documented fees, charges and disbursements of counsel for the Administrative Agent. The Borrower acknowledges and agrees that the Administrative Agent, each Lender and each Related Party of any of the foregoing shall be entitled to the benefit of the indemnity provisions of Section 9.05 of the Credit Agreement, as if each such person was included in the definition of “Indemnitee” thereunder, this Agreement was the “Agreement” referred to therein and the transactions contemplated hereunder were the “transactions” referred to therein. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of any Lender or the Administrative Agent under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances.

[SIGNATURE PAGES TO FOLLOW]

POSTING VERSION – 03/13/2015

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

BOX, INC
By:	/s/ Peter Mcgoff
Name: Peter Mcgoff
Title: general Counsel
By:	/s/ Jennifer Ceran
Jennifer Ceran
Treasurer

[Signature Page – Amendment No. 3 to the Credit Agreement]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, individually and as Administrative Agent and Collateral Agent

By:	/s/ William O’ Daly
Name:	BILL O’ Daly
Title:	Authorized Signatory

By:	/s/ Sean MacGregor
Name:	Sean MacGregor
Title:	Authorized Signatory

[Signature Page – Amendment No. 3 to the Credit Agreement]

JPMORGAN CHASE BANK, N.A.

By:	/s/ Jon G. Kowalczuk
Name:	John G. Kowalczuk
Title:	Executive Director

[Signature Page – Amendment No. 3 to the Credit Agreement]

MORGAN STANLEY SENIOR FUNDING, INC.

By:	/s/ Sharon Bazbaz
Name:	Sharon Bazbaz
Title:	Vice President

[Signature Page – Amendment No. 3 to the Credit Agreement]

BMO HARRIS FINANCING, INC.

By:	/s/ Tomasz Milewski
Name:	Tomasz Milewski
Title:	VICE PRESIDENT

[Signature Page – Amendment No. 3 to the Credit Agreement]

EXECUTION VERSION

Exhibit A

To Amendment No. 3 to Credit Agreement

Other Permitted Investments

Table A – Portfolio Investment Guidelines

Eligible Securities
Description	Issuer Concentration Limit*	Maturity Limit*	Minimum Rating*	Asset Class Concentration Limit*
Government Securities
Securities explicitly backed by the full faith and credit of the US Government	100%	3.1 year	N/A	no limit
US Federal Agencies and Government Sponsored Enterprises	50%	3.1 year	N/A	no limit
Sovereign, Quasi-Sovereign, and Supranational	5%	3.1 year	A-/A3	50%
Corporate Securities
US and foreign commercial paper (CP), including private placement	5%	270 days	Al/Pl	50%
Bonds, notes, MTNs. FRNs. Including 144A’s	5%	3.1 year	A-/A3	50%
Senior bank-issued debt. Non-FDIC deposits, Non-FDIC CDs, ECDs, Deposit Notes, TDs	5%	365 days	Al/Pl	50%
Repurchase Agreements
All repos must be collateralized by at least 102% US Treasuries and US Agencies No other collateral is acceptable	15% per counterparty	30 days	Al/Pl per counterparty	no limit
Other Securities
Mortgage-Backed Securities: Agency MBS only	5% per specified pool	20 months (WAL)	N/A	25%
Asset-Backed Securities (ABS): Credit cards and auto receivables only	5%	20 months (WAL)	AAA/Aaa	25%
Municipal debt obligations	5%	3.1 year	A-/A3	50%
Money Market Funds ($5B or greater in size)	N/A	Rule 2A-7	Rule 2A-7	no limit
Portfolio Limits
Description		Max/Min*
Average duration maximum		2 years
Corporate bonds/notes minimum issue size		$200mm
Municipal bonds/notes minimum issue size		$25mm
Asset-Backed Securities minimum tranche size at time of purchase		$l00mm
Maximum percentage of any Money Market Fund ($5B or greater)		5%

*	At the time of purchase